UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06196 and 811-21298

Name of Fund: BIF Treasury Fund and Master Treasury LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BIF Treasury Fund and Master Treasury LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2015

Date of reporting period: 03/31/2015

Item 1 – Report to Stockholders

MARCH 31, 2015

ANNUAL REPORT

BIF Government Securities Fund

BIF Treasury Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended March 31, 2015

The Federal Open Market Committee (“FOMC”) maintained the federal funds rate in the target range of 0.00% to 0.25% during the 12-month period ended March 31, 2015. The FOMC’s statement at the conclusion of the March 18th meeting read “that an increase in the target range for the federal funds rate remains unlikely at the April Committee meeting,” but the FOMC “anticipates that it will be appropriate to raise the target range when it sees further improvement in the labor market.” This language marked a departure from previous statements in which the FOMC said “it can be patient in beginning to normalize the stance of monetary policy.” The removal of the word “patient” was viewed by the market as a small but meaningful step toward the beginning of higher rates. However, anticipation of a pending rate increase was tempered by the FOMC’s assessment of the U.S. economy. They acknowledged that “economic growth has moderated somewhat.” Additionally, the FOMC issued new forecasts at the March 18th meeting including a slightly lower outlook for 2015 and 2016 gross domestic product (GDP), reduced inflation forecasts and a revised prediction for the unemployment rate falling further than thought a few months ago. Officials also slashed their median estimate for the federal funds rate, the key overnight lending rate, to 0.625% for the end of 2015 from the 1.125% estimated in December 2014.

Chairwoman Yellen followed the release of the statement with a scheduled press conference in which she further clarified the FOMC’s views. On the topic of the change in language, she stated that “just because we removed the word ‘patient’ from the statement doesn’t mean we’re going to be impatient.” Ms. Yellen further stressed that there had been no firm decision on the timing of a first rate hike. Regarding the FOMC’s lower GDP forecasts, Ms. Yellen stated that she continues to view the U.S. economy as growing moderately and continued to characterize inflation weakness as transitory. She explained that there is “no simple answer” for when to raise rates, noting that the FOMC should be neither premature nor behind the curve in its decision.

In the eurozone, slow economic growth combined with falling inflation measures compelled the European Central Bank (“ECB”) to cut its key rates by 0.10% in July, and an additional 0.10% in September, boldly taking the deposit rate to a negative 0.20%. In late 2014, the central bank implemented an asset purchase program focused on asset-backed securities and covered bonds. In January 2015, the ECB announced a larger-than-expected bond-buying program, which ECB President Mario Draghi referred to as the final part of a set of policies that include buying 1.1 trillion of government bonds, European institutional debt and private sector assets between March 2015 and September 2016. The ECB improved its prediction for economic growth this year to 1.5%, up from 1% previously, and anticipated that low negative inflation would persist in the months ahead before prices begin to rise in late 2015, with 1.8% inflation in 2017.

London Interbank Offered Rates (“LIBOR”) moved slightly higher over the period amid speculation of a possible Fed rate hike by mid-2015. The benchmark three-month LIBOR ended the period at 0.27%, which is four basis points higher than it was 12 months ago.

In the short-term tax-exempt market, conditions remained stable with strong demand and low supply. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data), ranged between a high of 0.12% and a historical low of 0.02%, averaging just 0.05% for the period. VRDN new issuance was light as municipal issuers focused on issuing longer-term bonds at attractive low yield levels. As monetary policy continued to be accommodative, VRDN demand remained well supported by the desire among market participants to remain defensive heading into an eventual rising rate environment. As a result, dealer VRDN inventory remained at manageable levels, keeping rates in check.

In 2014, tax-exempt money funds experienced seasonal outflows in April, which is a trend driven by shareholders redeeming shares to pay their federal and state income tax bills. “Note season” began in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given their continued improvement in fiscal health, municipal issuers’ need for short-term borrowing declined year-over-year, causing a lower supply of one-year fixed-rate notes in the municipal market, which kept rates low. Additionally, high-quality notes continued to see aggressive bidding from longer-term mutual fund groups seeking to position more defensively by shortening their portfolio durations. One-year municipal note yields ended the period at 0.19%, up just four basis points for the year. (Data source: Thomson Municipal Market Data.) Generally speaking, municipal money market funds seek to take advantage of note season to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of VRDN credit enhancement. Recently, municipal money fund investors have become more selective and one-year securities and maturities beyond six months have experienced spread widening given the current low levels and the growing anticipation of a short-term rate hike. As a change to the FOMC’s monetary policy remains on the horizon and fund investors face unprecedented money market fund reform, the desire to remain defensive is strong and we expect one-year yields to continue to move higher. Thus, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full-year maturity, which creates a steepening bias on the short-term municipal yield curve.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	MARCH 31, 2015

Fund Information as of March 31, 2015

BIF Government Securities Fund

BIF Government Securities Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity.

	7-Day SEC Yield	7-Day Yield
BIF Government Securities Fund	0.00%	0.00%

BIF Treasury Fund

BIF Treasury Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income.

	7-Day SEC Yield	7-Day Yield
BIF Treasury Fund	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015 are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
BIF Government Securities Fund	$1,000.00	$1,000.00	$0.35	$1,000.00	$1,024.58	$0.35	0.07%
BIF Treasury Fund	$1,000.00	$1,000.00	$0.20	$1,000.00	$1,024.73	$0.20	0.04%
[1]	For each Fund, expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Funds invest significantly in their respective Master LLC, the expense examples reflect the net expenses of both the Funds and the Master LLCs in which they invest.
[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
ANNUAL REPORT	MARCH 31, 2015	5

Statements of Assets and Liabilities

March 31, 2015	BIF Government Securities Fund	BIF Treasury Fund

Assets
Investments at value — Master Government Securities LLC and Master Treasury LLC (each a “Master LLC” or collectively, the “Master LLCs”), respectively[1]	$190,590,061	$1,177,573,606
Prepaid expenses	32,473	15,499
Total assets	190,622,534	1,177,589,105

Liabilities
Administration fees payable	—	16,110
Officer’s fees payable	106	335
Other accrued expenses payable	9,023	17,425
Total liabilities	9,129	33,870
Net Assets	$190,613,405	$1,177,555,235

Net Assets Consist of
Paid-in capital[2]	$190,610,780	$1,177,534,447
Undistributed net investment income	104	165
Accumulated net realized gain allocated from the Master LLC	2,521	20,623
Net Assets, $1.00 net asset value per share	$190,613,405	$1,177,555,235
[1] Investments at cost — from the applicable Master LLC	$190,590,061	$1,177,573,606
[2] Shares outstanding, unlimited number of shares authorized, $0.10 par value	190,610,782	1,177,534,449

See Notes to Financial Statements.

6	ANNUAL REPORT	MARCH 31, 2015

Statements of Operations

Year Ended March 31, 2015	BIF Government Securities Fund	BIF Treasury Fund

Investment Income
Net investment income allocated from the applicable Master LLC:
Interest	$198,030	$444,684
Expenses	(874,276)	(2,105,090)
Fees waived	749,660	1,905,051
Total income	73,414	244,645

Fund Expenses
Administration	783,833	2,809,948
Service and distribution	390,330	1,401,122
Registration	68,602	29,640
Professional	35,057	38,650
Transfer agent	20,116	66,828
Printing	12,719	14,647
Officer	211	577
Miscellaneous	11,016	13,716
Total expenses	1,321,884	4,375,128
Less administration fees waived	(782,482)	(2,723,806)
Less service and distribution fees waived	(390,330)	(1,401,122)
Less other expenses waived and/or reimbursed by the administrator	(75,772)	(5,965)
Total expenses after fees waived and/or reimbursed	73,300	244,235
Net investment income	114	410

Realized Gain Allocation from the applicable Master LLC
Net realized gain from investments	10,394	39,027
Net Increase in Net Assets Resulting from Operations	$10,508	$39,437

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	7

Statements of Changes in Net Assets

	BIF Government Securities Fund		BIF Treasury Fund
	Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$114	$138	$410	$467
Net realized gain	10,394	11,271	39,027	89,072
Net increase in net assets resulting from operations	10,508	11,409	39,437	89,539

Distributions to Shareholders From[1]
Net investment income	(114)	(129)	(410)	(467)
Net realized gain	(10,534)	(18,273)	(43,855)	(85,718)
Decrease in net assets resulting from distributions to shareholders	(10,648)	(18,402)	(44,265)	(86,185)

Capital Share Transactions
Net proceeds from sale of shares	1,207,974,931	1,623,103,742	2,261,047,523	3,058,576,700
Reinvestment of distributions	10,597	18,339	44,061	85,969
Cost of shares redeemed	(1,397,451,859)	(1,553,153,101)	(2,231,803,519)	(3,491,194,833)
Net increase (decrease) in net assets derived from capital share transactions	(189,466,331)	69,968,980	29,288,065	(432,532,164)

Net Assets
Total increase (decrease) in net assets	(189,466,471)	69,961,987	29,283,237	(432,528,810)
Beginning of year	380,079,876	310,117,889	1,148,271,998	1,580,800,808
End of year	$190,613,405	$380,079,876	$1,177,555,235	$1,148,271,998
Undistributed net investment income, end of year	$104	$104	$165	$165
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

8	ANNUAL REPORT	MARCH 31, 2015

Financial Highlights	BIF Government Securities Fund

	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0001
Distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	(0.0000)[3]	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0001)
Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	0.01%	0.00%	0.00%	0.01%

Ratios to Average Net Assets[5]
Total expenses[6]	0.46%	0.45%	0.50%	0.47%	0.49%
Total expenses after fees waived and/or reimbursed[6]	0.06%	0.07%	0.14%	0.07%	0.18%
Net investment income[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$190,613	$380,080	$310,118	$332,743	$208,517
[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.24%, 0.23%, 0.20%, 0.24% and 0.22%, for the years ended March 31, 2015, March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	9

Financial Highlights	BIF Treasury Fund

	Year Ended March 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0001
Distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	(0.0000)[3]	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0001)
Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	0.01%	0.00%	0.00%	0.01%

Ratios to Average Net Assets[5]
Total expenses[6]	0.41%	0.42%	0.45%	0.40%	0.49%
Total expenses after fees waived and/or reimbursed[6]	0.04%	0.06%	0.10%	0.05%	0.16%
Net investment income[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$1,177,555	$1,148,272	$1,580,801	$1,886,057	$1,625,719
[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.17%, 0.14%, 0.11%, 0.15% and 0.08% for the years ended March 31, 2015, March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011, respectively.

See Notes to Financial Statements.

10	ANNUAL REPORT	MARCH 31, 2015

Notes to Financial Statements	BIF Government Securities Fund and BIF Treasury Fund

1. Organization:

BIF Government Securities Fund and BIF Treasury Fund are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open end management investment companies. Each Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BIF Government Securities Fund	BIF Government Securities	Diversified
BIF Treasury Fund	BIF Treasury	Diversified

The Funds seek to achieve their investment objectives by investing all of their assets in Master Government Securities LLC and Master Treasury LLC, respectively, (collectively the “Master LLCs” or individually a “Master LLC”), each an affiliate of the Funds, which has the same investment objectives and strategies as the corresponding Fund. Each Master LLC is organized as a Delaware limited liability company. The value of each Fund’s investment in the respective Master LLC reflects each Fund’s proportionate interest in the net assets of the respective Master LLC. The performance of each Fund is directly affected by the performance of the respective Master LLCs. At March 31, 2015, the percentage of each Master LLC owned by the corresponding Fund was 46.0% for BIF Government Securities and 60.1% for BIF Treasury. The financial statements of the Master LLCs, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Boards of Trustees of the Funds and Boards of Directors of the Master LLCs are referred to throughout the report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds record their investment in the respective Master LLC at fair value based on each Fund’s proportionate interest in the net assets of the respective Master LLC. Valuation of securities held by the Master LLCs is discussed in Note 2 of the Master LLCs’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLCs are accounted on a trade date basis. The Funds record daily their proportionate share of the respective Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed annually and are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. This amount, if any, is shown as interest in the Statements of Operations.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, each Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of each Fund’s respective net assets. The Funds do not pay an investment advisory fee or investment management fee.

ANNUAL REPORT	MARCH 31, 2015	11

Notes to Financial Statements (concluded)	BIF Government Securities Fund and BIF Treasury Fund

Each of the Funds entered into a Distribution Agreement and a Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon each Fund’s average daily net assets.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services.

The Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable the Funds to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as administration fees waived, other expenses waived and/or reimbursed by the administrator and distribution fees waived. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which are included in officer in the Statements of Operations.

4. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

		BIF Government Securities	BIF Treasury
Ordinary income	3/31/15	$10,648	$44,265
	3/31/14	$18,402	$86,185

As of March 31, 2015, the tax components of accumulated net earnings were as follows:

	BIF Government Securities	BIF Treasury
Undistributed ordinary income	$2,625	$20,788

As of March 31, 2015, there were no significant differences between the book and tax components of net assets.

5. Principal Risks:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Funds’ investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Funds continue to evaluate their strategy to implement the new regulations.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	ANNUAL REPORT	MARCH 31, 2015

Report of Independent Registered Public Accounting Firm	BIF Government Securities Fund and BIF Treasury Fund

To the Shareholders and Boards of Trustees of BIF Government Securities Fund and BIF Treasury Fund:

We have audited the accompanying statements of assets and liabilities of BIF Government Securities Fund and BIF Treasury Fund (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BIF Government Securities Fund and BIF Treasury Fund as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 22, 2015

Important Tax Information (Unaudited)

During the fiscal year ended March 31, 2015, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	BIF Government Securities Fund	BIF Treasury Fund
Federal Obligation Interest[1]	0.71%	0.92%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	100.00%	100.00%

[1]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
ANNUAL REPORT	MARCH 31, 2015	13

Master LLC Portfolio Information as of March 31, 2015	Master Government Securities LLC and Master Treasury LLC

Portfolio Composition

Master Government Securities LLC	Percent of Net Assets
U.S. Treasury Obligations	62%
Repurchase Agreements	40
Liabilities in Excess of Other Assets	(2)
Total	100%

Master Treasury LLC	Percent of Net Assets
U.S. Treasury Obligations	112%
Liabilities in Excess of Other Assets	(12)
Total	100%

14	ANNUAL REPORT	MARCH 31, 2015

Schedule of Investments March 31, 2015	Master Government Securities LLC (Percentages shown are based on Net Assets)
U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.02%, 4/23/15	$5,000	$4,999,932
0.06%, 5/07/15	15,000	14,999,137
0.06%, 5/14/15	25,000	24,998,167
0.07%, 5/21/15	10,000	9,999,037
0.07%, 5/28/15	13,000	12,998,534
0.13%, 7/02/15	5,000	4,998,320
0.13%, 7/09/15	10,000	9,996,528
0.09%, 7/16/15	5,000	4,998,707
0.08%, 7/23/15	20,000	19,995,092
0.09%, 8/13/15	10,000	9,996,625
0.07%, 8/20/15	10,000	9,997,199
0.07%, 8/27/15	8,000	7,997,848
0.10%, 9/24/15	15,000	14,992,536
0.14%, 10/01/15	12,840	12,831,237
U.S. Treasury Notes:
0.13%, 4/30/15	8,000	8,000,195
0.25%, 5/15/15	8,000	8,001,635
0.25%, 7/15/15	10,000	10,005,552
1.75%, 7/31/15	10,000	10,056,073
1.25%, 8/31/15	4,535	4,555,965
0.08%, 1/31/16 (b)	6,625	6,623,650
0.10%, 4/30/16 (b)	13,165	13,165,015
0.11%, 7/31/16 (b)	12,407	12,410,705
0.09%, 10/31/16 (b)	15,781	15,777,746
0.12%, 1/31/17 (b)	2,948	2,948,110
Total U.S. Treasury Obligations (Cost — $255,343,545) — 61.6%		255,343,545

Repurchase Agreements
Bank of Montreal, 0.10%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $17,000,047, collateralized by various U.S. Treasury Obligations, 0.38% to 8.75%, due 6/15/15 to 01/31/21, original par and fair values of $16,870,458 and $17,340,096, respectively)	17,000	17,000,000
Total Value of Bank of Montreal (collateral value of $17,340,096)		17,000,000
Barclays Capital, Inc., 0.10%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $15,000,042, collateralized by various U.S. Treasury Obligations, 0.00%, due 5/15/34 to 8/15/43, original par and fair values of $28,083,106 and $15,300,054, respectively)	15,000	15,000,000
Total Value of Barclays Capital, Inc. (collateral value of $15,300,054)		15,000,000
BNP Paribas Securities Corp., 0.10%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $3,000,008, collateralized by various U.S. Treasury Obligations, 0.00%, due 8/15/19 to 2/15/44, original par and fair values of $6,423,200 and $3,060,040, respectively)	3,000	3,000,000
Repurchase Agreements	Par (000)	Value
BNP Paribas Securities Corp., 0.06%, 4/02/15 (Purchased on 3/27/15 to be repurchased at $15,000,150, collateralized by various U.S. Treasury Obligations, 0.00% to 0.50%, due 6/15/16 to 8/15/44, original par and fair values of $23,832,975 and $15,300,000, respectively)	$15,000	$15,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $18,360,040)		18,000,000
HSBC Securities (USA), Inc., 0.10%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $16,000,044, collateralized by a U.S. Treasury Obligation, 4.75%, due 2/15/37, original par and fair value of $11,575,000 and $16,321,600, respectively)	16,000	16,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $16,321,600)		16,000,000
J.P. Morgan Securities LLC, 0.11%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $15,000,046, collateralized by a U.S. Treasury Obligation, 1.63%, due 7/31/19, original par and fair value of $15,065,000 and $15,301,497, respectively)	15,000	15,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of 15,301,497)		15,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.12%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $15,000,050, collateralized by a U.S. Treasury Obligation, 0.63%, due 10/15/16, original par and fair value of $15,225,500 and $15,300,081, respectively)	15,000	15,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $15,300,081)		15,000,000
Morgan Stanley & Co. LLC, 0.10%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $11,663,032, collateralized by a U.S. Treasury Obligation, 0.63%, due 8/15/16, original par and fair value of $11,859,500 and $11,896,308, respectively)	11,663	11,663,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $11,896,308)		11,663,000
RBC Capital Markets LLC, 0.10%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $15,000,042, collateralized by various U.S. Treasury Obligations, 1.63% to 3.63%, due 8/31/19 to 8/15/43, original par and fair values of $14,222,200 and $15,300,013, respectively)	15,000	15,000,000
Total Value of RBC Capital Markets LLC (collateral value of $15,300,013)		15,000,000
SG Americas Securities LLC, 0.14%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $16,000,062, collateralized by various U.S. Treasury Obligations, 0.13% to 3.88%, due 12/31/15 to 4/15/29, original par and fair values of $14,578,400 and $16,320,037, respectively)	16,000	16,000,000

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	15

Schedule of Investments (concluded)	Master Government Securities LLC (Percentages shown are based on Net Assets)
Repurchase Agreements	Par (000)	Value
Total Value of SG Americas Securities LLC (collateral value of $16,320,037)		$16,000,000
TD Securities (USA) LLC, 0.11%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $14,000,043, collateralized by various U.S. Treasury Obligations, 0.00% to 1.75%, due 3/31/22 to 2/15/44, original par and fair values of $25,064,300 and $14,280,059, respectively)	$14,000	14,000,000
Total Value of TD Securities (collateral value of $14,280,059)		14,000,000

Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.12%, 4/01/15 (Purchased on 3/13/15 to be repurchased at 15,000,950, collateralized by a U.S. Treasury Obligation, 2.38%, due 8/15/24, original par and fair value of $14,721,600 and $15,300,052, respectively) (b)	$15,000	$15,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $15,300,052)		15,000,000
Total Repurchase Agreements (Cost — $167,663,000) — 40.5%		167,663,000
Total Investments (Cost — $423,006,545*) — 102.1%		423,006,545
Liabilities in Excess of Other Assets — (2.1)%		(8,550,154)
Net Assets — 100.0%		$414,456,391

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(b)	Variable rate security. Rate shown is as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Master LLC ‘s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master LLC’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Total investments [1]	—	$423,006,545	—	$423,006,545

1 See above Schedule of Investments for values in each security type.

The Master LLC may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, cash of $124,148 is categorized as Level 1 within the disclosure hierarchy.

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

16	ANNUAL REPORT	MARCH 31, 2015

Schedule of Investments March 31, 2015	Master Treasury LLC (Percentages shown are based on Net Assets)
U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.01% - 0.04%, 4/02/15	$246,097	$246,096,888
0.01% - 0.03%, 4/09/15	594,163	594,160,528
0.03%, 4/16/15	88,000	87,998,826
0.01% - 0.02%, 4/23/15	93,000	92,999,006
0.05%, 4/30/15	178,000	177,993,077
0.02%, 5/07/15	19,515	19,514,644
0.02%, 5/28/15	136,000	135,995,617
0.03%, 6/18/15	50,000	49,996,434
0.03% - 0.13%, 7/02/15	85,000	84,990,007
0.09%, 7/16/15	16,000	15,995,839
0.08%, 7/23/15	67,730	67,713,699
0.08%, 7/30/15	14,714	14,710,291
0.07% - 0.08%, 8/06/15	29,096	29,088,498
0.09%, 8/13/15	55,000	54,981,437
0.07%, 8/20/15	50,000	49,985,997
0.07% - 0.09%, 8/27/15	48,275	48,259,828
0.08% - 0.11%, 9/03/15	60,685	60,663,346
0.11%, 9/17/15	12,000	11,994,050

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a) (concluded):
0.10% - 0.12%, 9/24/15	$30,775	$30,758,134
0.14%, 10/01/15	14,100	14,090,377
U.S. Treasury Notes:
4.13%, 5/15/15	40,000	40,202,814
0.25%, 7/15/15	30,000	30,016,656
0.25%, 8/15/15	27,190	27,206,285
0.25%, 10/31/15	20,000	20,007,553
0.08%, 1/31/16 (b)	18,736	18,732,374
0.10%, 4/30/16 (b)	37,044	37,044,040
0.11%, 7/31/16 (b)	38,478	38,489,938
0.09%, 10/31/16 (b)	63,861	63,843,277
0.12%, 1/31/17 (b)	35,348	35,349,311
Total Investments (Cost — $2,198,878,771*) — 112.3%		2,198,878,771
Liabilities in Excess of Other Assets — (12.3)%		(240,331,646)
Net Assets — 100.0%		$1,958,547,125

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(b)	Variable rate security. Rate shown is as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master LLC’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	—	$2,198,878,771	—	$2,198,878,771

The Master LLC may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, cash of $12,072,335 is categorized as Level 1 within the disclosure hierarchy.

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	17

Statements of Assets and Liabilities
March 31, 2015	Master Government Securities LLC	Master Treasury LLC

Assets
Investments at value — unaffiliated[1]	$255,343,545	$2,198,878,771
Repurchase agreements, at value — unaffiliated[2]	167,663,000	—
Cash	124,148	12,072,335
Investments sold receivable	2,844,132	14,120,515
Contributions receivable from investors	1,348,446	—
Interest receivable	57,075	691,053
Receivable from Manager	438	—
Prepaid expenses	2,151	6,984
Total assets	427,382,935	2,225,769,658

Liabilities
Investments purchased payable	12,831,237	267,076,819
Directors’ fees payable	4,148	13,496
Other affiliates payable	3,168	10,035
Other accrued expenses payable	87,991	122,183
Total liabilities	12,926,544	267,222,533
Net Assets	$414,456,391	$1,958,547,125

Net Assets Consist of
Investors’ capital	$414,456,391	$1,958,547,125
[1] Investments at cost — unaffiliated	$255,343,545	$2,198,878,771
[2] Repurchase agreements at cost — unaffiliated	$167,663,000	—

See Notes to Financial Statements.

18	ANNUAL REPORT	MARCH 31, 2015

Statements of Operations
Year Ended March 31, 2015	Master Government Securities LLC	Master Treasury LLC

Investment Income
Interest	$352,403	$767,315

Expenses
Investment advisory	1,321,588	3,309,705
Custodian	66,814	52,815
Professional	62,321	57,655
Accounting services	59,118	137,250
Directors	17,938	55,651
Printing	9,747	12,485
Miscellaneous	11,871	20,621
Total expenses	1,549,397	3,646,182
Less fees waived by the Manager	(1,321,508)	(3,301,413)
Less expenses reimbursed by the Manager	(2,117)	—
Less fees paid indirectly	(225)	(121)
Total expenses after fees waived and/or reimbursed and paid indirectly	225,547	344,648
Net investment income	126,856	422,667

Realized Gain
Net realized gain from investments	17,400	67,075
Net Increase in Net Assets Resulting from Operations	$144,256	$489,742

Statements of Changes in Net Assets

	Master Government Securities LLC		Master Treasury LLC
	Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$126,856	$175,864	$422,667	$522,103
Net realized gain	17,400	17,538	67,075	141,266
Net increase in net assets resulting from operations	144,256	193,402	489,742	663,369

Capital Transactions
Proceeds from contributions	3,021,057,792	3,661,948,379	7,988,911,024	9,499,699,101
Value of withdrawals	(3,246,909,425)	(3,523,476,939)	(7,905,358,754)	(10,114,167,781)
Net increase (decrease) in net assets derived from capital transactions	(225,851,633)	138,471,440	83,552,270	(614,468,680)

Net Assets
Total increase (decrease) in net assets	(225,707,377)	138,664,842	84,042,012	(613,805,311)
Beginning of year	640,163,768	501,498,926	1,874,505,113	2,488,310,424
End of year	$414,456,391	$640,163,768	$1,958,547,125	$1,874,505,113

See Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights	Master Government Securities LLC
	Year Ended March 31,
	2015	2014	2013	2012	2011

Total Return
Total return	0.02%	0.04%	0.06%	0.04%	0.13%

Ratios to Average Net Assets
Total expenses	0.28%	0.27%	0.27%	0.27%	0.27%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.04%	0.04%	0.08%	0.03%	0.06%
Net investment income	0.02%	0.03%	0.06%	0.04%	0.13%

Supplemental Data
Net assets, end of year (000)	$414,456	$640,164	$501,499	$743,147	$496,689

Master Treasury LLC
	Year Ended March 31,
	2015	2014	2013	2012	2011

Total Return
Total return	0.02%	0.03%	0.03%	0.03%	0.08%

Ratios to Average Net Assets
Total expenses	0.19%	0.18%	0.18%	0.17%	0.18%
Total expenses after fees waived and paid indirectly	0.02%	0.04%	0.07%	0.02%	0.09%
Net investment income	0.02%	0.03%	0.03%	0.03%	0.06%

Supplemental Data
Net assets, end of year (000)	$1,958,547	$1,874,505	$2,488,310	$3,146,576	$2,626,224

See Notes to Financial Statements.

20	ANNUAL REPORT	MARCH 31, 2015

Notes to Financial Statements	Master Government Securities LLC and Master Treasury LLC

1. Organization:

Master Government Securities LLC and Master Treasury LLC (collectively the “Master LLCs or individually a ”Master LLC“) are registered under the Investment Company Act of 1940, as amended (the ”1940 Act“), and are organized as Delaware limited liability companies. Each Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the ”Board“) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Master LLCs’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master LLCs:

Valuation: U.S. GAAP defines fair value as the price the Master LLCs would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLCs’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master LLC seeks to maintain its net asset value per share (”NAV“) at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Other: Expenses directly related to a Master LLC are charged to that Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLCs have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Master LLCs may enter into repurchase agreements. In a repurchase agreement, each Master LLC purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLCs’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, each Master LLC could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master LLCs under Master Repurchase Agreements (each, an ”MRA“). The MRA permits the Master LLCs, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master LLCs receive securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLCs would recognize a liability with respect to such excess collateral. The liability reflects the Master LLCs’ obligation under bankruptcy law to return the excess to the counterparty.

ANNUAL REPORT	MARCH 31, 2015	21

Notes to Financial Statements (continued)	Master Government Securities LLC and Master Treasury LLC

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Master LLCs entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the ”Manager“), the Master LLCs’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Master LLC. For such services, each Master LLC pays the Manager a monthly fee based on a percentage of each Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million — $1 Billion	0.175%
Greater than $1 Billion	0.125%

The Manager voluntarily agreed to waive a portion of the investment advisory fees and/or reimburse operating expenses of each Master LLC to enable the feeder funds that invest in the Master LLCs to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

For the year ended March 31, 2015, the Master LLCs reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement To Manager
Master Government Securities LLC	$6,996
Master Treasury LLC	$18,547

Certain officers and/or directors of the Master LLCs are officers and/or directors of BlackRock or its affiliates.

5. Income Tax Information:

The Master LLCs are classified as partnerships for federal income tax purposes. As such, each investor in the Master LLCs are treated as the owner of their proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLCs. Therefore, no federal income tax provision is required. It is intended that the Master LLCs’ assets will be managed so an investor in the Master LLCs can satisfy the requirements of Subchapter M of the internal Revenue Code of 1986, as amended.

Each Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master LLC’s U.S. federal tax returns remains open for each of the four years ended March 31, 2015. The statutes of limitations on each Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLCs’ as of March 31, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Masters LLCs’ financial statements.

6. Principal Risks:

In the normal course of business, the Master LLCs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLCs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLCs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master LLCs may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLCs have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLCs manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLCs to market, issuer and

22	ANNUAL REPORT	MARCH 31, 2015

Notes to Financial Statements (concluded)	Master Government Securities LLC and Master Treasury LLC

counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLCs’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master LLCs.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees, and expenses, portfolio and share liquidity and return potential. The Funds continue to evaluate their strategy to implement the new regulations.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MARCH 31, 2015	23

Report of Independent Registered Public Accounting Firm	Master Government Securities LLC and Master Treasury LLC

To the Investors and Boards of Directors of Master Government Securities LLC and Master Treasury LLC:

We have audited the accompanying statements of assets and liabilities of Master Government Securities LLC and Master Treasury LLC (the “Master LLCs”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLCs’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLCs are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLCs’ internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Master Government Securities LLC and Master Treasury LLC as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 22, 2015

24	ANNUAL REPORT	MARCH 31, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds/ Master LLCs	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]

Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007
President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 156 Portfolios	None

David O. Beim 1940	Director	Since 2007
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 156 Portfolios	None

Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 156 Portfolios	None

Frank J. Fabozzi 1948	Director	Since 2014
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.
				109 RICs consisting of 232 Portfolios	None

Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 156 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 1939	Director	Since 2007
Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.
				33 RICs consisting of 156 Portfolios	None

Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 156 Portfolios	None

Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 156 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Director	Since 2007
Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 156 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 156 Portfolios	None
ANNUAL REPORT	MARCH 31, 2015	25

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds/ Master LLCs	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)

Toby Rosenblatt 1938	Director	Since 2007
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 156 Portfolios	None

Mark Stalnecker 1951	Director	Since 2015
Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.
				33 RICs consisting of 156 Portfolios	None

Kenneth L. Urish 1951	Director	Since 2007
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate-past Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 156 Portfolios	None

Frederick W. Winter 1945	Director	Since 2007
Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 156 Portfolios	None
	[1]	The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
	[2]	Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate.
	[3]	Date shown is the earliest date a person has served for the Funds/Master LLCs. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Funds’/Master LLCs’ board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Director[4]

Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 232 Portfolios	None
	[4]	Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Funds/Master LLCs based on her position with BlackRock, Inc. and its affiliates.
26	ANNUAL REPORT	MARCH 31, 2015

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds/Master LLCs	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock, Inc. since 2009; Head of Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 1958	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer	Since 2014
Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015
Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary	Since 2012
Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds/Master LLCs serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’/Master LLCs’ Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Funds/Master LLCs and Ronald W. Forbes resigned as a Director of the Funds/Master LLCs and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Directors of the Funds/Master LLCs.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Funds/Master LLCs and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Funds/Master LLCs.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246 Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	MARCH 31, 2015	27

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Funds/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLCs’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master LLCs’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master LLCs use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLCs voted proxies relating to securities held in the Funds’/Master LLCs’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

28	ANNUAL REPORT	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles (concluded)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	MARCH 31, 2015	29

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectuses. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BIFGOVTR-3/15-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BIF Treasury Fund	$7,363	$7,363	$0	$0	$9,792	$9,600	$0	$0
Master Treasury LLC	$25,663	$25,663	$0	$0	$13,260	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BIF Treasury Fund	$9,792	$9,600
Master Treasury LLC	$13,260	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

3

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

	(a)(1) –	Code of Ethics – See Item 2

	(a)(2) –	Certifications – Attached hereto

	(a)(3) –	Not Applicable

	(b) –	Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIF Treasury Fund and Master Treasury LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Treasury Fund and Master Treasury LLC

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Treasury Fund and Master Treasury LLC

Date: June 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BIF Treasury Fund and Master Treasury LLC

Date: June 2, 2015
5